Exhibit 10.4.2

                                                              EXECUTION VERSION




                       START-UP LOAN TRANCHE SUPPLEMENT

This Start-Up Loan Tranche Supplement is made between Northern Rock plc (the "Issuer Start-Up Loan Provider"), Granite Master Issuer plc ("Master Issuer") and the Bank of New York (the "Issuer Security Trustee") in relation to the provision of a Start-Up Loan Tranche by the Issuer Start-Up Loan Provider to the Master Issuer on the following terms:

o    Closing Date      -   29 November, 2006

o    Principal amount  -   GBP46,000,000

o    Interest rate     -   LIBOR for three  month  sterling  deposits
                           plus 0.9 per cent. per annum

o    Payment Dates     -   Each  Monthly  Payment  Date or,  if such date is
                           not a London Business Day, then the next following
                           London Business Day

This Start-Up Loan Tranche Supplement is supplemental to the Start-Up Loan Agreement dated 19 January, 2005, as the same may be amended from time to time, between the parties hereto (the "Start-Up Loan Agreement"). Capitalised terms used and not otherwise defined herein shall have the meanings assigned to them in the Start-Up Loan Agreement.

This Start-Up Loan Tranche Supplement is made on 29 November, 2006.


as Master Issuer
EXECUTED for and on behalf of              )
GRANITE MASTER ISSUER PLC                  )
acting by a director                       )

   /s/ Michael Anthony Hutchinson
-----------------------------------


Name:  Michael Anthony Hutchinson
       Representing L.D.C. Securitisation No 2 Limited
       Director



as Issuer Start-Up Loan Provider
EXECUTED for and on behalf of              )
NORTHERN ROCK PLC                          )
by                                         )

    /s/ Christopher Jobe
-------------------------


Name:   Christopher Jobe
as Issuer Security Trustee
EXECUTED for and on behalf of              )
THE BANK OF NEW YORK                       )
by                                         )


     /s/ Helen Kim
-----------------------------
Name:    Helen Kim
         Vice President
         The Bank of New York

                                      2